Cash, Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2016
Cash, Cash Equivalents and Short-term Investments
Cash, Cash Equivalents and Short-term Investments

3. Cash, Cash Equivalents and Short-term Investments

Cash, cash equivalents and short-term investments consisted of the following:

	As of December 31,
	2015	2016
	(In thousands)
Cash and cash equivalents:
Cash	$668,796	$1,234,547
Cash equivalents:
Bank time deposits (matured within 3 months)	74,643	81,906
Money market funds	20,000	91,172

	94,643	173,078

	763,439	1,407,625
Short-term investments:
Bank time deposits	1,446,414	389,440

Total cash, cash equivalents and short-term investments	$2,209,853	$1,797,065

The carrying amounts of cash, cash equivalents and short-term investments approximate fair values. Interest income for the years ended December 31, 2014, 2015 and 2016 were $43.9 million, $38.7 million and $38.0 million, respectively. The maturity dates of the bank time deposits are within one year.